LEGG MASON PARTNERS MONEY MARKET TRUST

SUPPLEMENT DATED MARCH 1, 2014

TO THE STATEMENT OF ADDITIONAL INFORMATION DATED DECEMBER 27, 2013 OF

WESTERN ASSET CONNECTICUT MUNICIPAL MONEY MARKET FUND

The following information supplements and replaces any information to the contrary in the Statement of Additional Information that appears in the section titled “Purchase of Shares”:

The following persons are eligible to purchase Class I shares directly from the fund: (i) current employees of the fund’s manager and its affiliates; (ii) former employees of the fund’s manager and its affiliates with existing accounts; (iii) current and former board members of investment companies managed by affiliates of Legg Mason; (iv) current and former board members of Legg Mason; and (v) the immediate families of such persons. Immediate families are such person’s spouse, including the surviving spouse of a deceased board member, and children under the age of 21. For such investors, the minimum initial investment is $1,000 and the minimum for each purchase of additional shares is $50. Current employees may purchase additional Class I shares through a systematic investment plan.

Under certain circumstances, an investor who purchases fund shares pursuant to a fee-based advisory account program of an Eligible Financial Intermediary as authorized by LMIS may be afforded an opportunity to make a conversion between one or more share classes owned by the investor in the same fund to Class I shares of that fund. Such a conversion in these particular circumstances does not cause the investor to realize taxable gain or loss.

Please retain this supplement for future reference.

WASX016171